Prospectus Supplement Dated Sept. 30, 2010*

Fund Name	Prospectus Dated

Columbia Minnesota Tax-Exempt Fund	Oct. 30, 2009

Effective Oct. 1, 2010, the Portfolio Manager section under “Investment Manager” in the Fund Management and Compensation section of the Fund’s prospectus is superseded and replaced with the following:

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are:

Catherine Stienstra, Director and Senior Portfolio Manager

•	Managed the Fund since August 2007.
•	Joined the investment manager in 2007.
•	Sector Leader of the investment manager’s Municipal Bond Team, 2007-2010. Director and Senior Portfolio Manager, FAF Advisors, Inc. (formerly USBancorp Asset Management), 1998-2007.
•	Began investment career in 1988 and has worked in the municipal fixed income market since 1990.
•	BA, international studies, University of Nebraska.

Mary Grindland, Associate Portfolio Manager

•	Managed the Fund since Oct. 2010.
•	Joined the investment manager in 1985.
•	Sector Manager on the Municipal Bond Team since 1993.
•	Began investment career in 1986.
•	B.S., finance, National University.

The rest of this section remains the same.

S-6328-7 A (9/10)
* Valid until next update.